UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 10, 2011

 PERICOM SEMICONDUCTOR CORPORATION
(Exact Name of Registrant as Specified in its Charter)

California
(State or Other Jurisdiction of Incorporation)

0-27026	77-0254621
(Commission File Number)	(I.R.S. Employer Identification No.)

3345 North First Street, San Jose, California 95134
(Address of Principal Executive Offices) (Zip Code)

(408) 435-0800
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 2.02                Results of Operations and Financial Condition.

On August 9, 2011, Pericom Semiconductor Corporation (“Pericom”) issued a press release announcing earnings for the fiscal fourth quarter and year ended July 2, 2011, which was furnished on Form 8-K, Item 2.02, on August 9, 2011.

On August 10, 2011, Pericom issued a press release correcting information in the August 9 press release relating to non-GAAP net income for fiscal 2010 filed in this amendment to the Current Report on Form 8-K.  A copy of the August 10, 2011 press release is attached hereto as Exhibit 99.1.

The information in this current report on Form 8-K (including Exhibit 99.1) is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.

Item 9.01                Financial Statements, Pro Forma Financial Information and Exhibits.

(c)                Exhibits.

The exhibit listed below is being furnished with this Form 8-K.

Exhibit Number	Description

99.1	Press Release issued by Pericom Semiconductor Corporation entitled “Pericom Semiconductor Announces Correction to Fiscal Fourth Quarter and Annual 2011 Financial Results” dated August 10, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERICOM SEMICONDUCTOR CORPORATION

By:	/s/ Aaron Tachibana
Aaron Tachibana
Chief Financial Officer

Date: August 10, 2011